UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

BARREL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56001	47-1963189
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3859 S Valley View Blvd, Ste 2 #107 Las Vegas, NV	89103
(Address of principal executive offices)	(Zip Code)

1-702-595-2247

Registrant’s telephone number, including area code

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K originally filed by Barrel Energy Inc. (the "Company") with the Securities and Exchange Commission on May 5, 2026  regarding a change in the Company's independent registered public accounting firm.

The original Form 8-K disclosed that the letter required pursuant to Item 304(a)(3) of Regulation S-K from the Company's former independent registered public accounting firm, Fruci & Associates II, PLLC, had not been received as of the filing date.

This Amendment No. 1 is being filed solely to include Exhibit 16.1, the letter from Fruci & Associates II, PLLC.

Except as described herein, no other changes have been made to the Original Filing.

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(d) Exhibits

Exhibit 16.1	Letter from Fruci & Associates II, PLLC
Exhibit 104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARREL ENERGY INC.

Date: May 8, 2026	By:	/s/ Jarmin Kaltsas
	Name:	Jarmin Kaltsas
	Title:	CEO

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